UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2020
Switch, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-38231	82-1883953
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

7135 S. Decatur Boulevard
Las Vegas,	NV	89118
(Address of principal executive offices)		(Zip Code)

(702) 444-4111
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.001	SWCH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 12, 2020, Switch, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders. The results of stockholder voting on the four proposals presented were as follows:

Proposal 1 – Stockholders elected the following six directors nominated by the Company’s board of directors (the “Board”), each to serve until the 2021 annual meeting of stockholders and until his or her successor is duly elected or appointed and qualified or until his or her earlier death, retirement, disqualification, resignation or removal. The results of the vote on Proposal 1 were as follows:

Director Nominee	For	Withheld	Broker Non-Votes
Rob Roy	182,693,385	978,918	16,835,669
Zareh Sarrafian	149,624,075	34,048,228	16,835,669
Kim Sheehy	148,365,751	35,306,552	16,835,669
Donald D. Snyder	161,224,965	22,447,338	16,835,669
Tom Thomas	182,775,320	896,983	16,835,669
Bryan Wolf	149,522,969	34,149,334	16,835,669

Proposal 2 – Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The results of the vote on Proposal 2 were as follows:

For	Against	Abstain	Broker Non-Votes
200,204,078	220,941	82,953	—

Proposal 3 – Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of the vote on Proposal 3 were as follows:

For	Against	Abstain	Broker Non-Votes
159,927,579	23,065,292	679,431	16,835,670

Proposal 4 – Consistent with the recommendation of the Board, stockholders voted, on an advisory basis, in favor of holding future advisory stockholder votes every year to approve the compensation of the Company’s named executive officers. The results of the vote on Proposal 4 were as follows:

Every Year	Every Two Years	Every Three Years	Abstain
140,209,702	43,218,384	178,837	65,376

In light of these results, the Board has determined that the Company will hold an advisory vote on executive compensation every year until the next required vote on the frequency of such votes.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 18, 2020	Switch, Inc.
(Registrant)

		By:	/s/ Gabe Nacht
		Name:	Gabe Nacht
		Title:	Chief Financial Officer